EXHIBIT 10.12

IRREVOCABLE APPOINTMENT OF PROXY

            I, Arthur John Carter, being a holder of Experience Art + Design, Inc. f/k/a Clear System Recycling, Inc., a Nevada corporation (the “Corporation”), hereby appoint during the Proxy Period (as defined below) Kenneth Kepp, or failing him, Gordon Root, as my proxyholder with full power of substitution and to attend, act and to vote for and on my behalf on all matters that may properly come before any general or special meeting of shareholders of the Corporation and at any adjournment or postponement thereof and to execute on my behalf any written action taken by the shareholders of the Corporation without a meeting. This appointment is coupled with an interest and shall be irrevocable during the Proxy Period. For purposes of this appointment, the Proxy Period shall mean any meeting or written action taken the shareholders of the Corporation called between May  7 , 2013 [closing date] through May  7 , 2014 [one year following the closing date]. This Appointment shall automatically expire and be null and void for all purposes on May 7 , 2014.

            Upon the execution hereof, all prior proxies given by me with respect to voting of my shares of the Corporation and any and all other securities issued or issuable in respect thereof during the Proxy Period are hereby revoked and no subsequent proxies will be given during the Proxy Period.

            In order to carry out my obligations and fulfill my agreements hereunder, I hereby agree to, upon request of the Corporation or its transfer agent, execute any and all further reasonable agreements, certificates, documents or instruments including without limitation any number of proxy substitutions, and to do or cause to be done any and all such other acts as may be deemed necessary or advisable to carry out the agreements contemplated herein.

Date:

            May 7, 2013

                                                                                     /s/ Arthur John Carter

                                                                                    Arthur John Carter

SUBSCRIBED AND SWORN TO BEFORE ME

THIS    7     DAY OF MAY, 2013.

                        /s/ Notary Public

                        NOTARY PUBLIC

(SEAL)